AMENDMENT NO. 7
                                     TO THE
                          COLUMBUS McKINNON CORPORATION
                          EMPLOYEE STOCK OWNERSHIP PLAN


                  Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Employee Stock Ownership Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1989, and as further amended by Amendment Nos. 1-6, in accordance with Section 11.1 of the Plan, as follows:

1. Section 1.6, entitled "Annual Earnings", is amended effective as of April 1, 1997 by deleting Section 1.6(b)(3) entitled "Family Aggregation."

2.       Section  1.18,   entitled  "Employer",   is  amended  effective  as  of
September 1, 1999 to read as follows:

         1.18 "Employer" means the Corporation and each Affiliate that participates in the Plan in accordance with Article XII. Any Affiliate that becomes an Employer shall be listed in Schedule A attached to and made a part of this Plan.

3. Section 1.16, entitled "Eligible Employee," is amended effective April 1, 2000 by renumbering "subsection (b)" to be "subsection (c)" and inserting a new subsection (b) to read as follows:

                  (b) Employees Temporarily Transferred Abroad. An Eligible Employee who is transferred to a facility outside the United States on a temporary basis (for less than five years) shall continue to be an Eligible Employee during such period, provided that the Employee remains on the payroll of an Employer."

4. Section 1.24, entitled "Highly Compensated Employee," is amended effective April 1, 1997 to read as follows:

         1.24     Highly Compensated Employee.

                  (a) In General. The term Highly Compensated Employee includes highly compensated active Employees and highly compensated former Employees.




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                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                                   Page 2 of Amendment No. 7 of 1989 Restatement


                           (1)      Active Employees.     A  highly  compensated
                  active employee means any Employee who:

                                    (A)     was a 5-percent owner (as defined in
                           Section 416(i)(1) of the Code) of the Employer or Affiliate at any time during the current or preceding year, or

                                    (B) for the preceding year had  compensation
                           from the Employer and all Affiliates in excess of $80,000 (as adjusted by the Secretary of the Treasury pursuant to Section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996).

                           (2) Former Employees. A former Employee shall be highly compensated employee if:

                                    (A) the  Employee  was  a Highly Compensated
                           Employee when the Employee separated from service, or

                                    (B) the  Employee  was a Highly  Compensated
                           Employee at any time after attaining age 55.

                  (b)  Meaning of  "Compensation".   For  the  purpose  of  this
         Section 1.24, the term "compensation" means compensation within the meaning of Section 415(c)(3) of the Code. For Plan Years beginning before January 1, 1998, the determination of "compensation" shall be made without regard to Sections 125, 402(e)(3), and 402(h)(1)(B) of the Code and, in the case of employer contributions made pursuant to a salary reduction agreement, without regard to Section 403(b) of the Code.

                  (c) Application of Code and Regulations. The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, shall be made in accordance with Section 414(q) of the Code and the regulations thereunder.

                  (d)  Effective Date.   Section  1.24  in  the  form  set forth
         hereinabove shall be effective April 1, 1997.


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                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                                   Page 3 of Amendment No. 7 of 1989 Restatement

5. Section 1.24, entitled "Highly Compensated Employee," is amended by adding new Section 1.24(a)(3) thereto, effective April 1, 1999, to read as follows:

                           (3) Calendar Year Data Election.  Effective  April 1,
                  1999, for purposes of Section 1.24(a)(1)(B), the term "preceding year" shall mean the calendar year beginning with or within the Plan Year (look-back year) immediately preceding the Plan Year (determination year) for which the Highly Compensated Employee status of an Employee is being determined.

6. Section 1.26, entitled "Leased Employee" is amended effective April 1, 1997 to read as follows:

         1.26     Leased Employee.

                  (a) In General. "Leased Employee" means any person who is not an employee under common law of any Employer or Affiliate and who provides services to an Employer or an Affiliate ("recipient") if: [1] such services are provided to the recipient pursuant to an agreement between the recipient and any other person ("leasing organization"), [2] such person has performed such services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one year, and [3] such services are performed under the primary direction or control of the Employer.

                  (b) Treatment of Leased Employees. Once an individual becomes a Leased Employee, the individual shall be taken into account in determining whether the Plan satisfies the coverage requirements of
         Section 410(b) of the Code, and service as a Leased Employee shall be counted as service for purposes of eligibility to participate and vesting, but Leased Employees shall not be eligible to participate in the Plan.

7. Section 1.29, entitled "Normal Retirement Age", is amended effective April 1, 1999 to read as follows:

         1.29 "Normal Retirement Age" means the day on which a Participant attains age 65 or, if later, the earlier of the 5th anniversary of the day on which the Participant commenced participation in the Plan or the 5th anniversary of the day on which the Participant commenced participation in the Columbus McKinnon Corporation Monthly Retirement Benefit Plan.

                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                                   Page 4 of Amendment No. 7 of 1989 Restatement

8. Section 1.36, entitled "Thrift Plan", has been amended effective April 1, 1989 to read as follows:

         1.36 "Thrift Plan" means the Columbus McKinnon Corporation Thrift 401(k) Plan effective as of August 1, 1984, as amended from time to time.

9.       Section  3.4,   entitled  "Allocation  of  Contributions",  is  amended
effective April 1, 1998 by changing subsection (a) thereof to read as follows:

                  (a)  Persons   Entitled  to  Share  in   Contributions.   Each
         Participant [1] who is an Eligible Employee on the Allocation Date within a Plan Year and who has earned at least 1,000 Hours of Service in the calendar year ending on the Allocation Date, or [2] who dies or terminates employment on or after April 1, 1998 during a Plan Year after attaining age 55 and completing at least five Years of Vesting service (provided the Participant was an Eligible Employee immediately prior to such death or termination of employment), shall be entitled to share in the Contributions made for such Plan Year.

10. Section 7.1, entitled "Time of Distribution", is amended effective April 1, 1998 by changing Section 7.1(d)(1) to read as follows:

                           (1) Requirement of Participant's Consent. If the aggregate value of a Participant's Account Balance exceeds $5,000 (or exceeded $5,000 at the time of any previous distribution), no distribution to the Participant shall be made before the Participant attains Normal Retirement Age unless the Participant is given the notice described in
                  Section 7.1(d)(1)(A) and consents in writing to earlier payment. Such notice and consent shall not be required after the death of the Participant.

11. Section 7.1, entitled "Time of Distribution", is amended effective April 1, 1998 by changing Section 7.1(e) to read as follows:

                  (e) Participant May Defer Distribution. A Participant who ceases to be an Employee after attaining his Normal Retirement Age, or after attaining age 55 if he has earned 5 Years of Vesting Service, may elect to defer distribution of his Account Balance until a designated Valuation Date that is not later than the April 1 following the calendar year in which he will attain age 69 1/2. Such election shall be made by notice filed with the Committee and shall be irrevocable.

                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                                   Page 5 of Amendment No. 7 of 1989 Restatement



12. Section 7.9, entitled "Required Minimum Distributions" is amended effective April 1, 1997 to read as follows:

         7.9      Required Minimum Distributions.

                  (a) General Rule. Payment of a Participant's benefit shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2. Benefits payable during any calendar year following the calendar year in which the Participant attains age 70-1/2 and before actual retirement shall be recomputed as of the first day of such calendar year and shall be increased (but not decreased) to reflect any additional year of Benefit Service completed during the immediately preceding calendar year.

                  (b) Election To Defer Benefits. Notwithstanding Section 7.9(a), a Participant who is not a "5-Percent Owner" and who continues to be an Employee after attaining age 70-1/2 may elect to defer the commencement of benefits until the he ceases to be an Employee. The election shall be made at the time and in the manner determined by the Committee. The benefit payable to the Participant upon actual retirement shall be determined under Section 7.9(a). For purposes of this Section 7.9, a Participant is a "5-percent owner" if he is a 5-percent owner of the Corporation or any Affiliate within the meaning of Code Section 416(i) at any time during the Plan Year ending with the calendar year in which he attains age 66-1/2 or any subsequent Plan Year.

                  (c) Required Distributions. Notwithstanding any other provision in this Plan, all distributions under the Plan shall be made in accordance with Code Section 401(a)(9) (concerning required distributions) and the Treasury Regulations issued thereunder, including the minimum distribution incidental benefit requirements set forth in Proposed Treasury Regulation Section 1.401(a)(9)-2 (or any successor section). Code Section 401(a)(9) and the regulations thereunder shall supersede any distribution option or benefit deferral provision under the Plan that is inconsistent therewith.

                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                                   Page 6 of Amendment No. 7 of 1989 Restatement


                  (d)  Effective Date.    Section  7.9,  in  the  form set forth
         hereinabove, shall be effective for Plan Years beginning on and after April 1, 1997.

13. Section 13.1, entitled "Summary", is amended effective April 1, 1998 to read as follows:

         13.1 Summary. The total contributions allocated to the Accounts of any Participant for a Limitation Year with respect to the Corporation and all Affiliates may not exceed the lesser of $30,000 (as adjusted) or 25 percent of the Participant's Section 415 Compensation. If the Participant receives contributions and/or benefits under more than one qualified plan of the Corporation (and all Affiliates), all such contributions and benefits must be taken into account in applying this limitation. The rules applying this limitation are set forth in detail in the subsequent sections of this ARTICLE 13 and these sections override any inconsistent provision in this Section 13.1.

14. Section 13.2, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 1998 by changing subsection (f) to read as follows:

                  (f) "Maximum Dollar Amount" means for any Limitation Year, $30,000, as may be increased pursuant to Section 415(d) of the Code.

15. Section 13.2, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 1998 by changing subsection (h) to read as follows:

                  (h) "Section 415 Compensation" means, with respect to a Limitation Year, "participant's compensation" as defined under Code
         Section 415(c)(3) and the Treasury Regulations thereunder. Effective January 1, 1998, Section 415 Compensation shall include elective deferrals (as defined in Code Section 402(g)(3)) and salary reduction contributions under a cafeteria plan that are excluded from gross income under Code Section 125. Effective April 1, 1994, Section 415 Compensation shall be limited to $150,000 (subject to annual adjustment) in accordance with Code Section 401(a)(17).

                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                                   Page 7 of Amendment No. 7 of 1989 Restatement


16. Section 13.4, entitled "Participation in a Defined benefit Plan", is amended effective April 1, 2000 by adding new subsection (f) thereto to read as follows:

                  (f)  Section  Ineffective  After 1999  Limitation  Year.  This
         Section 13.4 shall become ineffective on and after April 1, 2000. Accordingly, allocations made under the Plan on and after that date shall not be limited on account of a Participant accruing or having accrued a benefit under a defined benefit plan of the Corporation or any Affiliate. Allocations made under the Plan before that date shall not be adjusted on account of this Section 13.4(f).

17. New Section 15.9, entitled "Uniformed Services Employment and Reemployment Rights Act", is added to the Plan effective December 12, 1994 to read as follows:

         15.9 Uniformed Services Employment and Reemployment Rights Act. Notwithstanding any provision in the Plan to the contrary, contributions, credit and benefits with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. This Section is effective December 12, 1994.

18. New Schedule A, entitled "Employers Participating in the Plan", is added to the Plan effective as of September 1, 1999 to read as follows:


                                   Schedule A

                 Participating Employers and Eligible Employees

            Reflecting Amendment of the Plan through November 1, 1999


1.       Columbus McKinnon Corporation (April 1, 1987)
         Columbus McKinnon Corporation established the Plan as a profit sharing plan covering certain salaried employees effective April 1, 1987. The Plan was restated as an ESOP effective November 1, 1988.

                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                                   Page 8 of Amendment No. 7 of 1989 Restatement

         o The Plan was again restated effective April 1, 1989 and at that time the Plan covered nonunion salaried employees, office employees and nonunion factory employees at Columbus McKinnon Corporation's Tonawanda facility.

         o The Plan was amended effective October 1, 1994 to extend coverage to all other nonunion hourly employees of Columbus McKinnon Corporation.

         o The Plan was amended effective February 24, 1995 to exclude salaried employees of the Positech and Durbin Durco Divisions of Columbus McKinnon Corporation. These division had been non-participating subsidiary corporations which merged into Columbus McKinnon on that date.

         o The Plan was amended effective April 1, 1998 to extend coverage to all nonunion employees of Columbus McKinnon Corporation who are regularly employed at a facility in the United States.

2.       Lift-Tech International, Inc. (April 1, 1996)
         Columbus McKinnon Corporation acquired Lift-tech International, Inc. (Lift- Tech) on November 1, 1995 and merged Lift-Tech into Columbus McKinnon Corporation on March 1, 1997. Nonunion employees of Lift-Tech who meet the age and service requirements under the Plan and satisfy the definition of "Eligible Employee" are eligible to enter the Plan on or after April 1, 1996 in accordance with Section 2.1 of the Plan. Such Employees are granted Eligibility Service and Vesting Service under the Plan for service with Lift- Tech International, Inc. and its affiliates prior to November 1, 1995.

3.       Yale Industrial Products, Inc. (April 1, 1998)
         Columbus McKinnon Corporation acquired Spreckels Industries, Inc. and its subsidiaries on January 3, 1997. Effective March 31, 1997,
         Spreckels was merged into its subsidiary, Duff-Norton Company, Inc., and the subsidiary was renamed "Yale Industrial Products, Inc.". Nonunion employees of Yale Industrial Products, Inc. who meet the age and service requirements under the Plan and satisfy the definition of "Eligible Employee" are eligible to enter the Plan on or after April 1, 1998 in accordance with Section 2.1 of the Plan.

         Employees  of  Yale  Industrial  Products,  Inc.  who  may be  Eligible
         Employees include all nonunion Employees. Such Employees are granted Eligibility Service and Vesting Service under the Plan for service with Duff-Norton Company, Inc. and its affiliates prior to January 3, 1997.

                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                                   Page 9 of Amendment No. 7 of 1989 Restatement


4.       Automatic Systems, Inc.  (April 1, 1999)
         Columbus McKinnon Corporation acquired LICO, Inc. and its subsidiaries, including Automatic Systems, Inc., on March 31, 1998. Persons employed as nonunion Employees by Automatic Systems, Inc. on September 1, 1999, who meet the age and service requirements under the Plan and satisfy the definition of "Eligible Employee" on or after April 1, 1999 are eligible to enter the Plan on or after April 1, 1999 in accordance with
         Section 2.1 of the Plan.

         Employees of Automatic Systems, Inc. who may be Eligible Employees include all nonunion Employees. Such Employees are granted Eligibility Service and Vesting Service under the Plan for service with Automatic Systems, Inc. and its affiliates prior to March 31, 1998.

5.       Washington  Equipment  Company  (January  1,  2000)
         Columbus McKinnon Corporation acquired Washington Equipment Company on April 29, 1999. Persons employed as nonunion employees by Washington Equipment Company on January 1, 2000, who meet the age and service requirements under the Plan and satisfy the definition of "Eligible Employee" shall be eligible to enter the Plan on or after January 1, 2000 in accordance with Section 2.1 of the Plan.

         Employees of Washington Equipment Company who may be Eligible Employees include all nonunion Employees. Such Employees are granted Eligibility Service and Vesting Service under the Plan for service with Washington Equipment Company and its affiliates prior to April 29, 1999.

5.       Gaffey, Inc.  (January 1, 2000)
         Gaffey, Inc. was a wholly-owned subsidiary of GL International Inc. GL International Inc. was merged into a subsidiary of Columbus McKinnon Corporation on March 1, 1999 with the result that Gaffey, Inc. became a subsidiary of Columbus McKinnon Corporation on that date. Persons employed as nonunion Employees by Gaffey, Inc. on January 1, 2000, who meet the age and service requirements under the Plan and satisfy the definition of "Eligible Employee" are eligible to enter the Plan on or after January 1, 2000 in accordance with Section 2.1 of the Plan.

                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                                  Page 10 of Amendment No. 7 of 1989 Restatement

         Employees of Gaffey, Inc. who may be Eligible Employees include all nonunion Employees. Such Employees are granted Eligibility Service and Vesting Service under the Plan for service with Gaffey, Inc. and its affiliates prior to March 1, 1999.

6.       Handling Systems and Conveyors, Inc.  (January 1, 2000)
         Handling Systems and Conveyors, Inc. (HSC) was a wholly-owned subsidiary of GL International Inc. GL International Inc. was merged into a subsidiary of Columbus McKinnon Corporation on March 1, 1999 with the result that HSC became a subsidiary of Columbus McKinnon Corporation on that date. Persons employed as nonunion Employees of HSC on January 1, 2000, who meet the age and service requirements under the Plan and satisfy the definition of "Eligible Employee" are eligible to enter the Plan on or after January 1, 2000 in accordance with Section
         2.1 of the Plan.

         Employees of this corporation who may be Eligible Employees include all nonunion employees. Such employees are granted Eligibility Service and Vesting Service under the Plan for service with HSC and its affiliates prior to March 1, 1999.

                  IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 30th day of April 2000.

                                                COLUMBUS McKINNON CORPORATION

ATTEST: /s/ Lois H. Demler                      By:    /s/ R.L. Montgomery
        ------------------                             -------------------


                                                Title: Executive Vice President
                                                       ------------------------